Exhibit 99.2


                  Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

Thank you.

--------------------------------------------------------------------------------

                                                                                                                        Collateral
                           Severity      WAL        CDR          Cum Net Loss          Principal Writedown (if any)      Duration
Severity Stresses            40%        8.73       8.27%     9,421,349.61 (7.81%)            4,595.72 (0.12%)              2.232
                             50%        9.03       6.47%     9,500,428.52 (7.88%)           12,430.78 (0.32%)              2.275
                             70%        9.35       4.50%     9,576,185.37 (7.94%)            7,481.74 (0.19%)              2.325

Prepayment
Stresses          CPR

                  15%        40%        16.98      5.93%    12,120,193.66 (10.05%)           9,701.63 (0.25%)              3.674
                  40%        50%        7.17       8.24%     8,596,667.71 (7.13%)            6,556.94 (0.17%)              1.663
                  50%        70%        5.61       6.99%     8,020,797.14 (6.65%)             379.43 (0.01%)               1.312

                  Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

Thank you.

--------------------------------------------------------------------------------

                                                                                                                      Collateral
                           Severity      WAL        CDR          Cum Net Loss        Principal Writedown (if any)      Duration
Severity Stresses            40%        9.64       5.13%     6,168,895.07 (5.12%)          4,946.86 (0.15%)             2.272
                             50%        9.83       4.06%     6,220,078.70 (5.16%)          7,722.14 (0.23%)             2.299
                             70%        10.05      2.86%     6,269,162.58 (5.20%)          7,252.24 (0.22%)             2.330

Prepayment
Stresses          CPR

                  15%        40%        18.67      4.13%     9,040,232.22 (7.50%)          2,218.53 (0.07%)             3.783
                  40%        50%        7.92       4.85%     5,293,622.09 (4.39%)          4,286.70 (0.13%)             1.676
                  50%        70%        6.11       3.98%     4,696,579.48 (3.90%)          5,413.55 (0.16%)             1.307

   Tier 1 1998       ACA ARM                  Tier 1 1998      ACA FRM
   Vintage ARM       Prepayment               Vintage FRM      Prepayment
   CPR               Stress                   CPR              Stress
 1                 0     2.321428571                         0      1.466666667
 2       9.247547133     4.642857143               3.603647351      2.933333333
 3       7.315125045     6.964285714               3.852573146              4.4
 4       8.167382672     9.285714286                4.61710374      5.866666667
 5         9.0320655     11.60714286               7.929232211      7.333333333
 6        10.6532529     13.92857143               8.441461088              8.8
 7       12.12089852           16.25               9.159667316      10.26666667
 8       14.65994939     18.57142857               9.949471083      11.73333333
 9       17.74116237     20.89285714               12.59385944             13.2
10       20.24513271     23.21428571               14.44858328      14.66666667
11       22.56383428     25.53571429               15.77307713      16.13333333
12       24.56963425     27.85714286               18.23257556             17.6
13       28.33457161     30.17857143               20.52452602      19.06666667
14       36.16458261            32.5               23.21585848      20.53333333
15       34.72134477     34.82142857               23.48683753               22
16       34.57742151     37.14285714               22.76998556      22.43333333
17       31.87453859     39.46428571               21.36816775      22.86666667
18       30.73769823     41.78571429               21.28251475             23.3
19       28.20410091     44.10714286               18.07047439      23.73333333
20        30.3262593     46.42857143               19.87584734      24.16666667
21       28.04249657           48.75               19.72418444             24.6
22       27.93622812     51.07142857               15.39346296      25.03333333
23       32.43832951     53.39285714               18.45307622      25.46666667
24       40.26891061     55.71428571               17.32657845             25.9
25       47.34524786     58.03571429               19.28773173      26.33333333
26        59.2226444     60.35714286               16.71226745      26.76666667
27       63.98453092     62.67857143               19.41450126             27.2
28        65.0676716              65               18.89530474      27.63333333
29       61.49335505     63.33333333               19.92461623      28.06666667
30       54.85702057     61.66666667               19.37693007             28.5
31       50.03448337              60               18.94273244      28.93333333
32       46.70225516     58.33333333                19.5813067      29.36666667
33       44.93247672     56.66666667               20.59294027             29.8
34       43.88249254              55                22.2990005      30.23333333
35       42.40738149     53.33333333               22.97505398      30.66666667
36       44.05007981     51.66666667               25.10006782             31.1
37       44.29552765              50               26.47827569      31.53333333
38         46.224239     48.33333333               28.05675341      31.96666667
39       46.83626931     46.66666667               29.62856666             32.4
40       46.01715098              45               31.07947509      32.83333333
41       46.49513047            44.5               33.14101848      33.26666667
42         45.307021              44               33.23487756             33.7
43       43.91192837            43.5               34.28105308      34.13333333
44       41.25588002              43               34.29478774      34.56666667
45       40.16451142            42.5               33.68492663               35
46       39.55780578              42               33.04823858               35
47       38.69210735            41.5                31.7469971               35
48       37.19831065              41               32.83309199               35
49        36.5064966            40.5               32.50991566               35
50       36.02415119              40               34.03565938               35
51        36.0862821            39.5               32.61267605               35
52        35.3542563              39               33.93109479               35
53       34.80539879            38.5               33.93651412               35
54       34.52760733              38                35.1794123               35
55       35.03681172            37.5               37.06643892               35
56       33.08442772              37               33.21021191               35
57       34.06163288            36.5               29.84976498               35
58       32.38376275              36                 28.212305               35
59         32.554996            35.5                 28.212305               35
60         32.791298              35                 28.212305               35



--------------------------------------------------------------------------------
                        Tier One 1998 Vintage ARM's CPR
                        and ACA's ARM Prepayment Stress
     70

     60

     50

     40
CPR                                 [LINE CHART
     30                            GRAPHIC OMITTED]

     20

     10

      0
        1 4 7 10  13  16  19  22  25  28  31  34  37  40  43  46  49  52  55  58
                                      Seasoning
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                        Tier One 1998 Vintage FRM's CPR
                        and ACA's FRM Prepayment Stress
     40

     35

     30

     25

     20
CPR                                  [LINE CHART
     15                            GRAPHIC OMITTED]

     10

      5

      0
        1 4 7 10  13  16  19  22  25  28  31  34  37  40  43  46  49  52  55  58
                                      Seasoning
--------------------------------------------------------------------------------